Item 77C:  Matters Submitted to a Vote of Securities Holders

Last Meeting of Shareholders

A Special Meeting of Shareholders of Federated American Leaders Fund II was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 22,306,099 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1: To elect six Trustees1-all portfolios of Federated Insurance Series voting together.

                          SHARES VOTED            SHARES WITHHELD
                          FOR                     AUTHORITY
Thomas G. Bigley          240,211,548             7,152,692
Nicholas P. Constantakis  239,928,312             7,435,928
John F. Cunningham        240,226,307             7,137,933
Charles F. Mansfield      240,298,855             7,065,386
John E. Murray, Jr.       240,016,672             7,347,569
John S. Walsh             240,224,615             7,139,625

1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2:  To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED		SHARES VOTED      SHARES
FOR                     AGAINST           ABSTAINING
19,770,812              768,517		1,169,537

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
19,717,902		      821,426		  		1,169,537

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
19,760,400              778,928		  		1,169,537

(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
19,704,803		      834,526		  		1,169,537

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
19,783,728			755,601                       1,169,537


(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
19,711,941              827,388		  		1,169,537

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
19,736,313  	      803,016		  		1,169,537

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
19,701,884              837,444		  		1,169,537

(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
19,710,697              828,631                       1,169,537


AGENDA ITEM 3: To approve eliminating the Fund's fundamental investment policy regarding selling securities short:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
19,044,370              1,105,055                      1,559,441

Last Meeting of Shareholders

A Special Meeting of Shareholders of the Federated Utility Fund II was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 12,927,981 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1: To elect six Trustees1-all portfolios of Federated Insurance Series voting together.

						SHARES VOTED		SHARES WITHHELD
                                    FOR                     AUTHORITY
Thomas G. Bigley                    240,211,548             7,152,692
Nicholas P. Constantakis            239,928,312             7,435,928
John F. Cunningham                  240,226,307             7,137,933
Charles F. Mansfield                240,298,855             7,065,386
John E. Murray, Jr.                 240,016,672             7,347,569
John S. Walsh                       240,224,615             7,139,625

1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.


AGENDA ITEM 2:  To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
11,562,379			473,315		  		733,919

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
11,555,063		      480,631		  		733,919

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
11,567,164		      468,531		  		733,919

(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
11,536,007		      499,687		  		733,919

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
11,568,898              466,796                       733,919

 (f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
11,535,039		      500,656		  		733,919

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
11,562,779			472,915		  		733,919

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
11,526,992		      508,703		  		733,919


(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
11,549,557		      486,137		  		733,919


AGENDA ITEM 3: To approve eliminating the Fund's fundamental investment policy regarding selling securities short:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
11,286,396			678,524		  		804,693

Last Meeting of Shareholders

A Special Meeting of Shareholders of Federated High Income Bond Fund II was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 22,446,137 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1: To elect six Trustees1-all portfolios of Federated Insurance Series voting together.

						SHARES VOTED		SHARES WITHHELD
                                    FOR                     AUTHORITY
Thomas G. Bigley				240,211,548			7,152,692
Nicholas P. Constantakis		239,928,312			7,435,928
John F. Cunningham			240,226,307			7,137,933
Charles F. Mansfield			240,298,855			7,065,386
John E. Murray, Jr.			240,016,672			7,347,569
John S. Walsh				240,224,615			7,139,625

1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D.,
Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2:  To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
20,245,984			755,913		  		1,428,257

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
20,249,076			752,821		 		1,428,257

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
20,237,380			764,518		  		1,428,257


(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
20,198,968			802,929		  		1,428,257

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
20,248,655			753,243		  		1,428,257

(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
20,237,880			764,018		  		1,428,257

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
20,224,208			777,690		  		1,428,257

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
20,202,038              799,859		  		1,428,257

(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
20,233,067		      768,830		  		1,428,257


AGENDA ITEM 3: To approve eliminating the Fund's fundamental investment policy regarding selling securities short:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
19,639,585			1,224,826		  		1,565,743



Last Meeting of Shareholders

A Special Meeting of Shareholders of Federated International Equity Fund II was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 3,616,683 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1: To elect six Trustees1-all portfolios of Federated Insurance Series voting together.

                         SHARES VOTED		SHARES WITHHELD
                         FOR                    AUTHORITY
Thomas G. Bigley         240,211,548		7,152,692
Nicholas P. Constantakis 239,928,312		7,435,928
John F. Cunningham       240,226,307		7,137,933
Charles F. Mansfield     240,298,855		7,065,386
John E. Murray, Jr.      240,016,672		7,347,569
John S. Walsh            240,224,615		7,139,625

1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2:  To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,294,754		      132,171		  		189,589

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,286,091               140,833		  		189,589

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,293,331		      133,594		  		189,589

(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,286,091	            140,833		  		189,589

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,294,754		      132,171		  		189,589


(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,286,091		      140,833		  		189,589

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,279,087		      147,838		  		189,589

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,288,852			138,073		  		189,589

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,283,539			143,385		  		189,589


AGENDA ITEM 3: To approve eliminating the Fund's fundamental investment policy regarding selling securities short:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,177,308			218,067		  		221,139


Last Meeting of Shareholders

A Special Meeting of Shareholders of Federated Growth Strategies Fund II was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 3,877,702 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1: To elect six Trustees1-all portfolios of Federated Insurance Series voting together.

						SHARES VOTED		SHARES WITHHELD
                                    FOR                     AUTHORITY
Thomas G. Bigley				240,211,548			7,152,692
Nicholas P. Constantakis		239,928,312			7,435,928
John F. Cunningham			240,226,307			7,137,933
Charles F. Mansfield			240,298,855			7,065,386
John E. Murray, Jr.			240,016,672			7,347,569
John S. Walsh				240,224,615			7,139,625

1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.


AGENDA ITEM 2:  To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,608,487			      118,309		  		148,364

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,618,883			107,913		  		148,364

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                  	ABSTAINING
3,627,708			99,088		  		148,364

(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,618,335			108,461		  		148,364

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,629,570			97,226		  		148,364

 (f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,621,172			105,624		  		148,364

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,622,646			104,150		  		148,364

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,618,565			108,231		  		148,364


(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                        ABSTAINING
3,623,700			103,096		  		148,364


AGENDA ITEM 3: To approve eliminating the Fund's fundamental investment policy regarding selling securities short:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
3,564,685			116,179		  		194,296


Last Meeting of Shareholders

A Special Meeting of Shareholders of Federated Equity Income Fund II was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 4,831,383 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1: To elect six Trustees1-all portfolios of Federated Insurance Series voting together.

						SHARES VOTED		SHARES WITHHELD
                                    FOR                     AUTHORITY
Thomas G. Bigley				240,211,548			7,152,692
Nicholas P. Constantakis		39,928,312			7,435,928
John F. Cunningham			240,226,307			7,137,933
Charles F. Mansfield			240,298,855			7,065,386
John E. Murray, Jr.			240,016,672			7,347,569
John S. Walsh				240,224,615			7,139,625

1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter
E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2:  To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
4,389,194			194,962		  		245,475

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
4,397,912			186,245		  		245,475

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
4,403,682		      180,475		  		245,475


(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
4,383,985			200,171		  		245,475

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
4,407,121			      177,035			245,475

(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
4,394,181			      189,975		  		245,475

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
4,401,560			182,596		  		245,475

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
4,383,813			190,343		  		245,475

(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
4,404,572               179,585		  		245,475


AGENDA ITEM 3: To approve eliminating the Fund's fundamental investment policy regarding selling securities short:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
4,260,398			280,352		  		288,883



Last Meeting of Shareholders

A Special Meeting of Shareholders of Federated Quality Bond Fund II was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 767,482 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1: To elect six Trustees1-all portfolios of Federated Insurance Series voting together.

						SHARES VOTED		SHARES WITHHELD
                                    FOR                     AUTHORITY
Thomas G. Bigley				240,211,548			7,152,692
Nicholas P. Constantakis		239,928,312			7,435,928
John F. Cunningham			240,226,307			7,137,933
Charles F. Mansfield			240,298,855			7,065,386
John E. Murray, Jr.			240,016,672			7,347,569
John S. Walsh				240,224,615			7,139,625

1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D.
Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2:  To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
299,177			448,656		  		19,613

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
299,177			448,656		  		19,613

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
299,018			448,815		  		19,613

(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
299,018			448,815		  		19,613

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
299,177			448,656		  		19,613


(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
299,177			448,656		  		19,613

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
299,177			448,656		  		19,613

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
299,177			448,656		  		19,613

(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
299,177			448,656		  		19,613


AGENDA ITEM 3: To approve eliminating the Fund's fundamental investment policy regarding selling securities short:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
292,756			457,039		  		17,652


Last Meeting of Shareholders

A Special Meeting of Shareholders of Federated Small Cap Strategies Fund II was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 177,761 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1: To elect six Trustees1-all portfolios of Federated Insurance Series voting together.

						SHARES VOTED		SHARES WITHHELD
                                    FOR                     AUTHORITY
Thomas G. Bigley				240,211,548			7,152,692
Nicholas P. Constantakis		239,928,312			7,435,928
John F. Cunningham			240,226,307			7,137,933
Charles F. Mansfield			240,298,855			7,065,386
John E. Murray, Jr.			240,016,672			7,347,569
John S. Walsh				240,224,615			7,139,625

1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D.,
Peter E. Madden and Marjorie P. Smuts.


AGENDA ITEM 2:  To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
173,578			4,183			  		0

(c) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
173,578			4,183		  			0

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
173,578			4,183			  		0

(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
173,578			4,183		  			0

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
173,578			4,183		  			0

(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
173,578			4,183			  		0

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
173,578			4,183					0

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
173,578			4,183		  			0


(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
173,578			4,183					0


AGENDA ITEM 3: To approve eliminating the Fund's fundamental investment policy regarding selling securities short:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
173,578			4,183					0


Last Meeting of Shareholders

A Special Meeting of Shareholders of Federated Strategic Income Fund II was held on November 15, 1999. On September 16, 1999, the record date for shareholders voting at the meeting, there were 1,517,441 total outstanding shares. The following items were considered by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1: To elect six Trustees1-all portfolios of Federated Insurance Series voting together.

                                SHARES VOTED		SHARES WITHHELD
                                FOR                     AUTHORITY
Thomas G. Bigley                240,211,548             7,152,692
Nicholas P. Constantakis        239,928,312             7,435,928
John F. Cunningham              240,226,307             7,137,933
Charles F. Mansfield            240,298,855             7,065,386
John E. Murray, Jr.             240,016,672             7,347,569
John S. Walsh                   240,224,615             7,139,625

1 The following Trustees continued their terms as Trustees: John F. Donahue, John T. Conroy, Jr., J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden and Marjorie P. Smuts.

AGENDA ITEM 2:  To make changes to the Fund's fundamental investment policies:

(a) To approve amending the Fund's fundamental investment policy regarding diversification:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
1,500,015               0		  			0

(b) To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
1,500,015		      0	  				0

(c) To approve amending the Fund's fundamental investment policy regarding investments in real estate:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
1,500,015		      0		  			0


(d) To approve amending the Fund's fundamental investment policy regarding investments in commodities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
1,500,015			     0		  			0

(e) To approve amending the Fund's fundamental investment policy regarding underwriting securities:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
1,500,015               0	  				0

(f) To approve amending the Fund's fundamental investment policy regarding lending by the Fund:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
1,500,015		      0		  			0

(g) To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
1,500,015               0		  			0

(h) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
     1,500,015			     0  					0

(i) To approve amending, and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
     1,500,015	     0	                		0


AGENDA ITEM 3: To approve eliminating the Fund's fundamental investment policy regarding selling securities short:

SHARES VOTED		SHARES VOTED			SHARES
FOR                     AGAINST                       ABSTAINING
1,500,015		      0		  			0